Exhibit 32.1

CERTIFICATION

OF

CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Ballistic Recovery Systems, Inc. does hereby certify that:

(a)  the Quarterly Report on Form 10-QSB of Ballistic Recovery Systems, Inc. for the quarter ended June 30, 2003 (the “Report:) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(b) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Ballistic Recovery Systems, Inc.

Date: August 11, 2003	/s/ Mark B. Thomas
By Mark B. Thomas
Chief Executive Office and Chief Financial Officer